                                                                   Exhibit 99.12

                        RECONSTITUTED SERVICING AGREEMENT

                         Luminent Mortgage Trust 2006-7

     This Reconstituted Servicing Agreement, dated as of December 27, 2006 (this "Agreement"), is by and among NATIONAL CITY MORTGAGE CO. ("Servicer"), LARES ASSET SECURITIZATION, INC. ("Lares" or the "Depositor"), MAIA MORTGAGE FINANCE STATUTORY TRUST ("Maia" or the "Seller") and WELLS FARGO BANK, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit B hereto (the "Serviced Loans") to the Depositor, and the Depositor in turn has conveyed the Serviced Loans to the Trustee, all pursuant to a pooling agreement, dated as of December 1, 2006 (the "Pooling Agreement"), among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, the Serviced Loans are currently being serviced by the Servicer for the Seller pursuant to an Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among Wachovia Bank, National Association, as assignor, the Servicer, as servicer, and the Seller, as assignee, which agreement references the Master Purchase and Servicing Agreement, dated as of May 1, 2006 (the "Master Agreement") and the Agreement (Compliance with Regulation AB), dated as of April 17, 2006, in each case by and between the Servicer and Wachovia Bank, National Association (all three agreements collectively, the "Servicing Agreement"), copies of which are annexed hereto as Exhibits A-1, A-2 and A-3;

     WHEREAS, the Seller desires that the Servicer continue to service the Serviced Loans and the Servicer has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of Servicer hereunder as set forth herein and to the other conditions set forth herein;

     WHEREAS, the Seller and the Servicer agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee to be accomplished by the Pooling Agreement constitutes a Securitization Transaction (as such term is defined in the Servicing Agreement) and (b) this Agreement shall constitute a "Reconstitution Agreement" (as such term is defined in the Servicing Agreement) in connection with such Securitization Transaction that shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement;

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and the Trust Fund, and shall have the right to terminate the rights and obligations of the Servicer upon the occurrence and continuance of an Event of Default under this Agreement;

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto agree as follows:

     1. Recognition of the Master Servicer and the Trust Fund

          (i) From and after the date hereof, the Servicer, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce the Servicer's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. The Servicer shall recognize the Luminent Mortgage Trust 2006-7 Trust Fund (the "Trust Fund") as the owner of the Serviced Loans, and the Servicer will service the Serviced Loans for the Trust Fund as if the Trust Fund and the Servicer had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of this Agreement. Pursuant to the Pooling Agreement, the Master
     Servicer and the Trustee shall have the same rights (but not the obligations, except to the extent expressly set forth in the Pooling Agreement) as the Purchaser under the Master Agreement to enforce the obligations of the Servicer, including, without limitation, in the case of the Trustee, the enforcement of (i) the document delivery requirements set forth in Section 2.3 of the Master Agreement and (ii) remedies with respect to representations and warranties made by the Servicer in the Servicing Agreement, and, in the case of the Mater Servicer, shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Serviced Loans. The Servicer shall look solely to the Trust
     Fund for performance of any obligations of the Purchaser under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Purchaser under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. The Servicer shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or the Servicer's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

          (ii) The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement, as provided in Section
     8.1 (Events of Default) of the Master Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement; and in entering into this Agreement, in connection with the performance by the Master Servicer of any duties it may have hereunder, and in the exercise by the Master Servicer of its rights the parties and other signatories hereto, except the Servicer, agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement. Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as "Purchaser" under the Servicing Agreement, to reimburse the Servicer for any costs or expenses shall be satisfied by the Servicer's reimbursement of such costs or expenses from the Custodial Account.

          (iii) A copy of all assessments, attestations, reports and certifications required to be delivered by the Servicer under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

     2. Assignment. The Servicer hereby acknowledges that the rights of the Seller as "Purchaser" under the Servicing Agreement as amended by this Agreement will be assigned to Lares, and by Lares to the Trust Fund under the Pooling Agreement, and agree that the Pooling Agreement will each be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as "Purchaser" under the Servicing Agreement to Lares and the Trustee, on behalf of the Trust Fund, as applicable. In addition, the Trust Fund has made, or intends to make, a REMIC election. The Servicer hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

     3.  Servicer  Representations.   The  Servicer  represents,   warrants  and
covenants to the Assignee that:

     (a) All of the  representations and warranties of the Servicer set forth in
Section 3.2 of the Master Agreement are true and correct as of the date hereof;

     (b) the Servicer has complied in all material respects with its obligations to service the Mortgage Loans in accordance with the terms of the Master Agreement;

     (c) No offsets, counterclaims or other defenses are available to the Servicer with respect to the Master Agreement or the Mortgage Loans; and

     (d) the Servicer has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Master Agreement.

     4. Amendment of the Master Agreement. The Servicer agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed by the Servicer under the provisions of the Servicing Agreement, except as otherwise provided herein and on Schedule A hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full. The Servicer and the Seller agree that this Agreement is a Reconstitution Agreement executed in connection with a Securitization Transaction and that December 27, 2006 is the Reconstitution Date.

     5. Trust Cut-off Date. The parties hereto acknowledge that the Trust Cut-Off Date is December 1, 2006.

     6. Release of Seller. The parties hereto acknowledge and agree that in connection with the foregoing, the Seller is hereby fully released from all obligations to the Servicer under the Servicing Agreement with respect to the Serviced Loans.

     7. Notices and Remittances.

          (i) All notices, consents, certificates, reports and certifications (collectively, "Written Information") required to be delivered to the Purchaser under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

                   Wells Fargo Bank, N.A.
                   P.O. Box 98
                   Columbia, Maryland 21046
                   Attention: Corporate Trust Group, Luminent 2006-7 (or in the case of overnight deliveries, 9062 Old Annapolis Road
                   Columbia, Maryland 21045)
                   Telephone: (410) 884-2000
                   Facsimile: (410) 715-2380

          (ii) All amounts required to be remitted or distributed by the Servicer to the "Purchaser" under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

                    Wells Fargo Bank, N.A.
                    ABA#: 121-000-248
                    Account Name: SAS CLEARING
                    Account Number: 3970771416
                    For further credit to: Luminent 2006-7, Account #50974400

          (iii) All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

                    HSBC Bank USA, National Association
                    452 Fifth Avenue
                    New York, New York 10018
                    Attention: Trustee Luminent Mortgage Trust 2006-7

          (iv) All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

                    Lares Asset Securitization, Inc.
                    101 California St., 13th Floor
                    San Francisco, California 94111
                    Attention:  Christopher Zyda
                    Telephone:  (415) 217-4500
                    Facsimile:  (415) 217-4518

          (v) All demands, notices and communications required to be delivered to the Servicer under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

                    National City Mortgage Co.
                    3232 Newmark Drive
                    Miamisburg, OH  45342
                    Attention:  Hugh Yeary

     8. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS
PRINCIPLES OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

     9. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.

     10. Amendment. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced. The parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of the Seller.

     11. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

     12. Trustee's Obligations Limited. The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Pooling Agreement and not individually, and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Reconstitution Agreement to be executed by their duly authorized officers as of the date first above written.

                                       NATIONAL CITY MORTGAGE CO., as Servicer


                                       By:      /s/ Richard Buck
                                                ----------------
                                       Name:   Richard Buck
                                       Title:   Assistant Vice President


                                       MAIA MORTGAGE FINANCE STATUTORY TRUST, as
                                       Seller


                                       By:      /s/ Christopher J. Zyda
                                                -----------------------
                                       Name     Christopher J. Zyda
                                       Title:   Trustee & President


                                       LARES ASSET SECURITIZATION, INC., as
                                       Depositor


                                       By:      /s/ S. Trezevant Moore
                                                ----------------------
                                       Name:    S. Trezevant Moore
                                       Title:   President


                                       WELLS FARGO BANK, N.A., as Master
                                       Servicer and Securities Administrator


                                       By:      /s/ Amy Doyle
                                                -------------
                                       Name:    Amy Doyle
                                       Title:   Vice President


Agreed to and acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity, but solely as Trustee for Luminent Mortgage Trust
2006-7 under the Pooling Agreement



By:      /s/ Elena Zheng
        ----------------
Name:    Elena Zheng
Title:   Assistant Vice President


 [Signature Page - National City Reconstituted Servicing Agreement
                               - Luminent 2006-7]

                                   EXHIBIT A-1

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

  (As retained on file with the Washington, DC office of Hunton & Williams LLP)





























                                 Exhibit A-1-1

                                   EXHIBIT A-2

                     MASTER PURCHASE AND SERVICING AGREEMENT

  (As retained on file with the Washington, DC office of Hunton & Williams LLP)
























                                 Exhibit A-2-1

                                   EXHIBIT A-3

                    AGREEMENT (COMPLIANCE WITH REGULATION AB)

  (As retained on file with the Washington, DC office of Hunton & Williams LLP)

























                                 Exhibit A-2-2

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

  (As retained on file with the Washington, DC office of Hunton & Williams LLP)

























                                  Exhibit B-1

                                   SCHEDULE A

     (a) The definition of "Business Day" in Article I is hereby amended in its entirety to read as follows:

          Business Day: Any day other than a Saturday or Sunday, or a day on which banks and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota, the State of New York or the State of Ohio are authorized or obligated by law or executive order to be closed.

     (b) The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

          Custodian: Wells Fargo Bank, N.A., or any successor thereto.

     (c) The definition of "Eligible Account" in Article I is hereby amended in its entirety to read as follows:

     Eligible Account: Any of

          (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated in the highest short term rating category of each Rating Agency at the time any amounts are held on deposit therein;

          (ii) an account or accounts the deposits in which are fully insured by the FDIC (to the limits established by it), the uninsured deposits in which account are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Securities Administrator, the Trustee and each Rating Agency, the Trustee on behalf of the Certificateholders will have a claim with respect to the funds in the account or a perfected first priority security interest against the collateral (which shall be limited to Permitted Investments) securing those funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained and which uninsured deposits shall not cause any Rating Agency to reduce its then-current rating on any Certificate, as evidenced by a rating confirmation from each such Rating Agency;

          (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution, national banking association or trust company acting in its fiduciary capacity; or

          (iv) an account otherwise acceptable to each Rating Agency without reduction or withdrawal of its then current ratings of the Certificates as evidenced by a letter from such Rating Agency to the Securities Administrator and the Trustee. Eligible Accounts may bear interest.

                                  Schedule A-1

     (d) The definition of "First Remittance Date" in Article I is hereby amended in its entirety to read as follows:

          First Remittance Date: January 18, 2007.

     (e) The definition of "Loss Mitigation Alternatives" in Article I is hereby deleted.

     (f) A new definition of "Master Servicer" is hereby added to Article I immediately following the definition of "Margin" to read as follows:

          Master Servicer: Wells Fargo Bank, N.A. or any successor thereto.

     (g) A new definition of "Nonrecoverable Advance" is hereby added to Article I immediately following the definition of "Mortgagor" to read as follows:

          Nonrecoverable Advance: Any Monthly Advance or Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Monthly Advance or Servicing Advance, would not ultimately be recoverable from collections on such Mortgage Loan, Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or other amounts received with respect to such Mortgage Loan or REO Property as provided herein.

     (h) A new definition of "Officer's Certificate" is hereby added to Article I immediately following the definition of "OCC" to read as follows:

          Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President, a Senior Vice President, a First Vice President, a Vice President, Assistant Vice President, Treasurer, Secretary, Assistant Treasurer, Assistant Secretary or another authorized signatory of the Servicer.

     (i) The definition of "Opinion of Counsel" in Article I is hereby amended in its entirety to read as follows:

          Opinion of Counsel: A written opinion of counsel, who may be an employee of National City Mortgage Co., that is reasonably acceptable to the Trustee and the Master Servicer provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of National City Mortgage Co., (ii) does not have any material direct or indirect financial interest in National City Mortgage Co. or in any affiliate of any such entity and (iii) is not connected with National City Mortgage Co. as an officer, employee, director or person performing similar functions.

     (j) The definition of "Permitted Investments" in Article I is hereby amended in its entirety to read as follows:

                                  Schedule A-2

          Permitted Investments: Any one or more of the following obligations or securities held in the name of the trustee for the benefit of the certificateholders acquired at a purchase price of not greater than par, regardless of whether issued or managed by the depositor, the trustee, the master servicer, the securities administrator or any of their respective affiliates or for which an affiliate serves as an advisor, will be considered a permitted investment:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) (A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by or federal funds sold by any depository institution or trust company (including the trustee, the securities administrator or the master servicer or their agents acting in their respective commercial capacities) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company or its ultimate parent has a short-term unsecured debt rating in one of the two highest available rating categories of each rating agency rating the certificates and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the rating agencies rating the certificates;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by each rating agency rating the certificates in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each rating agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the trustee, the master servicer, the securities administrator or an affiliate thereof having the highest applicable rating from each rating agency rating such funds; and

          (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or

                                  Schedule A-3
     investment, as may be acceptable to each rating agency rating the certificates in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;

          In each case (other than clause (i)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Distribution Date) next following the Due Period in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.

     (k) The definition of "Rating Agency" in Article I is hereby amended in its entirety to read as follows:

          Rating Agency: Each of the rating agencies identified in the Pooling Agreement, or any successor thereto.

     (l) The definition of "Remittance Date" in Article I is hereby amended by inserting the text "no later than 1:00 p.m. Eastern Time on such day," immediately following "of any month".

     (m) The definition of "Servicer Guide" in Article I and all references thereto in the Servicing Agreement are hereby deleted in their entirety.

     (n) A new subsection 3.1(qqq) is hereby added to read as follows:

          "(qqq) Each Mortgage Loan  constitutes  a "qualified  mortgage"  under
     Section   860G(a)(3)   of  the  Code  and   Treasury   Regulation   Section
     1.860G-2(a)(1)."

     (o) Subsection 3.3 (Repurchase and Substitution) is hereby amended as follows:

          (i) by removing "at the option of the Purchaser," in paragraph (b)

          (ii) by replacing all references to "the Purchaser" in paragraph (f) with "Maia, the Depositor, the Trustee, the Trust Fund and the Master Servicer" and

          (iii) by replacing all references to "the Purchaser" in paragraph (g) with "the Depositor, the Trustee, the Trust Fund or the Master Servicer."

                                  Schedule A-4

          (iv) by inserting ", at the Purchaser's option," immediately following "the Seller shall" in paragraphs (h) and (i).


     (p) Section 4.1 (Seller to Act as Servicer) is hereby amended as follows:

          (i) by adding the following proviso after the first sentence of paragraph (a) to read as follows:

          provided, however, that the Servicer shall not knowingly or intentionally take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
     Code) unless the Trustee and the Master Servicer have received an Opinion of Counsel (at the expense of the Seller reimbursable from funds in the Custodial Account) to the effect that the contemplated action will not cause any REMIC created under the Pooling Agreement to fail to qualify as a REMIC or result in the imposition of a tax upon any such REMIC created thereunder.

          (ii) by removing the words "and the Servicer Guide" from the first sentence of paragraph (a), and the words "or the Servicer Guide" from the last sentence of paragraph (a).

          (iii) by deleting the text "(to the extent approved by the Purchaser") from paragraph (d).

          (iv) by adding the following language as the first sentence of paragraph (f): "Any Sub-Servicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Purchaser at any time, if the Purchaser has assumed the duties of the Servicer, or by any successor servicer, at the Purchaser's or successor servicer's option, as applicable, without cost or obligation to the assuming or terminating party or its assigns."

     (q) Section 4.2 (Liquidation of Mortgage Loans) is hereby amended as follows:

          (i) by removing the words "and the Servicer Guide" from the first sentence of paragraph (a), and the words "in accordance with the requirements  of the Servicer  Guide" from the third  sentence of paragraph
     (a).

          (ii) by deleting paragraph (b) in its entirety and by the existing paragraph (c) becoming paragraph (b).

          (iii) by adding a final paragraph (c) to that section that reads as follows:

                                  Schedule A-5

          "Notwithstanding anything herein to the contrary, for so long as the Master Servicer has not notified the Servicer that the sole holder of the most subordinate class of certificates (the "Subordinate Holder") is no longer entitled to the rights described in Exhibit O, the Servicer shall follow the procedures set forth in Exhibit O in connection with any Mortgage Loan that has become 60 or more days delinquent in payment."

     (r)  Section  4.4  (Establishment  of  Collection   Account;   Deposits  in
Collection Account) is hereby amended as follows:

          (i) by replacing the words "____________, in trust for Wachovia Bank, National Association", with the words "National City Mortgage Co., in trust for the Trustee of Luminent Mortgage Trust 2006-7" in paragraph (a);

          (ii) by removing  the  bracketed  words "[or Fixed Rate]" in paragraph
     (a);

          (iii) by replacing the last sentence of paragraph (c) with the following: "The risk of loss of moneys required to be remitted to the Master Servicer resulting from such investments shall be borne by and be the risk of the Seller. The Seller shall deposit the amount of any such loss in the Collection Account immediately as realized, but in no event later than the related Remittance Date"; and

          (iv) by removing the words "to the extent permitted by the Servicer Guide" at the end of paragraph (b).

          (v)  by  deleting  the  text  immediately   following   "reimbursement
     therefor" in paragraph (b)(vii).

     (s) Section 4.5 (Permitted Withdrawals From Collection Account) is hereby amended by:

          (i) deleting the word "and" at the end of paragraph (a)(vii) and by replacing "Agreement." with "Agreement;" at the end of paragraph (a)(viii).

          (ii) adding a new clause (ix) to paragraph (a) thereof to read as follows: "to reimburse itself for Nonrecoverable Advances, it being understood that, in the case of any such reimbursements, the Servicer's right thereto shall be prior to the rights of the Purchaser; and"

          (iii) by adding a new clause (x) to paragraph (a) thereof to read as follows: "to make payments to the Subordinate Holder (as defined in Exhibit
     O) in the amounts and in the manner provided for in Exhibit O ("Special Foreclosure Rights Section")."

     (t) Section 4.6 (Establishment of Escrow Account; Deposits into Escrow Account) is hereby amended as follows:

          (i) by replacing the words "____________, in trust for Wachovia Bank, National Association", with the words "National City Mortgage Co., in trust for the Trustee of Luminent Mortgage Trust 2006-7" in paragraph (a);

                                  Schedule A-6

          (ii) by removing  the  bracketed  words "[or Fixed Rate]" in paragraph
     (a);

          (iii) by adding the following sentence after the last sentence of the third paragraph as follows:

          "The Seller will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 4.6, reimbursable from the Escrow Accounts or Collection Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary to pursuant to Section 4.8 hereof; provided, however, that Servicing Advances shall not be required to be made by the Seller if such Servicing Advance would, if made, be, in the Seller's reasonable judgment, nonrecoverable."

     (u) There shall be added a new Section 4.12 in place of Section 4.12 [Reserved], to read as follows:

          "The Servicer acknowledges that Serviced Loans with an LTV =74.1% and =80% as noted on Exhibit B of the Reconstitution Agreement will be covered by a master lender-paid private mortgage insurance policy issued by Triad Guaranty Insurance Corporation ("Triad"). The Servicer shall not take any action that would result in non-coverage under such policy which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trust Fund, claims to Triad under such policy in a timely fashion in accordance with the terms of such policy and, in this regard, to take such action as shall be necessary to permit recovery under such policy respecting a defaulted serviced loan. Any amounts collected by the Servicer under such policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.5 (as if such funds related to a Mortgage Insurance Policy).

     (v) Section 4.14 (Title, Management and Disposition of REO Property) is hereby amended by:

          (i) deleting the final sentence of paragraph (c) in its entirety and replacing the sentence with the following:

          "The Servicer shall use its commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the

                                  Schedule A-7

     Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property."

          (ii) removing the words "pursuant to the Servicer Guide" and "in accordance with the Servicer Guide from paragraph (f).

     (w) Section 4.16 (Inspections) is hereby amended by removing the words "and the Servicer Guide."

     (x) Section 5.1 (Distributions) is hereby amended by replacing the words "at its principal office by Wachovia Bank, National Association, Charlotte, North Carolina, as its prime lending rate," with the words "[as the prevailing prime lending rate]".

     (y) Section 5.2 (Statements to the Purchaser) is hereby amended by deleting paragraph (a) in its entirety and substituting the following paragraph (a) in lieu thereof:

          "Not later than the tenth calendar day of each month (or, if such tenth day is not a Business Day, the immediately preceding Business Day) the Seller shall furnish to the Master Servicer in electronic format a statement providing loan level accounting data, defaulted loan data and realized loss and gain data for the period ending on the last Business Day of the preceding month in the format attached as Exhibit N or other mutually agreeable format."

     (z) Section 5.3 (Monthly Advances) is hereby amended by inserting the following text immediately following the reference to "such Mortgage Loan" and the end of the final sentence of Section 5.3:

          "; provided, however, that any such obligation under this Section 5.03 shall cease if the Servicer determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are Nonrecoverable Advances, as evidenced by an Officer's Certificate delivered to the Purchaser and the Master Servicer by the Servicer"

          (aa) Section 6.1 (Assumption Agreements) is hereby amended as follows:

               (i) by removing the sentence "Any assumption fee collected by the Seller shall be treated in the manner prescribed by the Servicer Guide." and replacing it with the sentence "If an assumption fee is collected by the Seller for entering into an assumption agreement, such fee will be retained by the Seller as additional servicing compensation." and

               (ii) by removing the first sentence of paragraph (b).

     (bb) Section 6.3 (Servicing Compensation) is amended by removing the parenthetical "(to the extent permitted by the Servicer Guide)" from paragraph
(a).

                                  Schedule A-8

     (cc) Section 6.4 (Annual Statement of Compliance), Section 6.5 (Annual Independent Public Accountants' Servicing Report") and Exhibit M ("Form of Officer's Certificate") are hereby deleted.

     (dd) Section 6.7 is hereby amended by adding the following paragraph at the end of the section:

          "During the term of this Agreement, the Seller shall make itself available for monthly calls during which it will discuss the servicing of any defaulted Mortgage Loans."

     (ee) Subsection 7.1 (Indemnification; Third Party Claims) is hereby replaced with the following:

          "The Seller shall indemnify Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor and hold such entities harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any such entity may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.6 of this Agreement or the breach of any representation or warranty made pursuant to this Agreement. The Seller shall immediately notify Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and may assume the defense of any such claim and pay all reasonable expenses in connection therewith, including reasonable counsel fees actually incurred, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor in respect of such claim but failure to so notify the Purchaser shall not limit it obligations hereunder. The Seller agrees that it will not enter into any settlement of any such claim without the consent of Maia, the Trust Fund, the Master Servicer, the Trustee and the Depositor, as the case may be, unless such settlement includes an unconditional release of such entity from all liability that is the subject matter of such claim. The provisions of this Section 7.1 shall survive the termination of this agreement."


     (ff) Section 7.5 (No Transfer of Servicing) is hereby amended as follows:

          (i)  by  replacing  each  reference  to  "the   Purchaser"  with  "the
     Depositor, the Trustee, the Master Servicer and each Rating Agency";

          (ii) by removing the words "and the Servicer Guide" and

          (iii) by adding the following paragraph to the end of the section:

     "Without in any way limiting the generality of this Section 7.5, in the event that the Seller either shall assign this Agreement or the servicing

                                  Schedule A-9
responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Master Servicer, then the Master Servicer shall have the right to terminate this Agreement upon notice given as set forth in Section 8.1, without any payment of any penalty or damages and without any liability whatsoever to the Seller or any third party."

     (gg) Section 7.6 (Assignment of Agreement; Master Servicing; Transfer of Mortgage Loans) is hereby amended by:

          (i) removing the word "The" at the beginning of paragraph (b) and replacing it with the following: "The Seller in its capacity as servicer shall in every respect cooperate with the Master Servicer and comply with its requests. In the event the Master Servicer resigns or is terminated, the".

          (ii) by replacing "Master Service's" with "Master Servicer" in paragraph (b).

          (iii) deleting the final sentence of paragraph (b) in its entirety.

     (hh) Subsection 8.1 (Events of Default) is hereby amended as follows:

          (i) by replacing each reference to "the Purchaser" with "the Master Servicer;" and

          (ii) by amending subclause (ii) by adding the phrase "provided, however, that any breach of the provisions in the Agreement (Compliance with Regulation AB) shall constitute an immediate Event of Default for which no notice is required and no opportunity to remedy shall be provided" after the words "shall have been given to the Seller by the Purchaser."

     (ii) Subsection 8.2 (Waiver of Defaults) is hereby amended as follows:

          (i) by replacing the reference to "Purchasers" with "Master Servicer" and

          (ii) by adding the words "By a written notice," to the beginning of the Section.

     (jj) Section 9.1 (Termination of the Agreement) is hereby amended as follows:

          (i) by deleting the content of such section in its entirety and replacing it with the following:

          "The respective obligations and responsibilities of the Seller shall terminate upon the: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of all REO Property and the remittance of all funds due hereunder; (ii) in accordance with Section 8.1 or (iii) in accordance with
     Section 7.5.

                                 Schedule A-10

          Upon written request from the Depositor or the Master Servicer in connection with any such termination or any resignation, the Seller shall, at its expense, prepare, execute and deliver to the successor entity designated by the Master Servicer any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Seller's sole expense, as provided in Article V of the Pooling Agreement."

     (kk) Section 9.2 (Termination of the Seller) is hereby amended as follows:

          (i) by deleting "or without" in the first sentence of paragraph (a).

          (ii) by deleting the third paragraph of Section 9.2(a) in its entirety.

     (ll) Section 10.1 (Successor to Seller) is hereby amended as follows:

          (i) by replacing the words "Prior to" with "Upon" at the beginning of the first sentence of paragraph (a);

          (ii) by replacing the reference to "Sections 7.4, 8.1, 9.1 or 9.2" with "Section 8.1" in the second line of paragraph (a);

          (iii)  by  adding  the  words  ",  in  accordance   with  the  Pooling
     Agreement," after the word "shall" in the second line of paragraph (a);

          (iv) by adding a new sentence immediately after the first sentence of the first paragraph to read as follows:

          "Any successor to the Seller shall be a FHLMC- or FNMA-approved servicer and shall be subject to the approval of each Rating Agency, as evidenced by a letter from each such Rating Agency delivered to the Trustee and the Master Servicer that the transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates."

          (v) by adding a new paragraph (b) (and adjusting the designations of existing paragraphs) to read as follows:

          "Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Master Servicer and the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.2, except for subsections (b), (g) and (h) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Seller or termination of this Agreement pursuant to
     Section  7.5,  8.1 or 9.2 shall  not  affect  any  claims  that the  Master

                                 Schedule A-11

     Servicer or the Trustee may have against the Seller arising out of the Seller's actions or failure to act prior to any such termination or resignation."

          (vi) by adding a new paragraph (c) (and adjusting the designation of existing paragraphs) to read as follows:

          "Except as otherwise provided in this Section 10.1, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of the termination or resignation of the Seller as Servicer), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Seller hereunder, or transferring the Servicing Files and the other necessary data, including the completion, correction or manipulation of such servicing data as may be required to correct any errors or insufficiencies in the servicing data, to the successor servicer shall be paid by the terminated or resigning Seller from its own funds without reimbursement."

     (mm) Section 10.2 (Amendment) is hereby amended in its entirety to read as follows:

          "This Agreement may be amended only by written agreement signed by the Seller, the Depositor, the Master Servicer and the Trustee. The party requesting such amendment shall, at its own expense, provide the Depositor, the Master Servicer and the Trustee with an Opinion of Counsel that (i) such amendment is permitted under the terms of this Agreement, (ii) the Seller has complied with all applicable requirements of this Agreement, and
     (iii) such Amendment will not materially adversely affect the interest of the [Certificateholders] in the Serviced Loans."

     (nn) A new Section 10.16 (Intended Third Party Beneficiary) is hereby added to the Master Agreement to read as follows:

          Section 10.16 Intended Third Party Beneficiaries

          Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Trustee, the Master Servicer and the Depositor each receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Trustee, the Master Servicer and the Depositor as if the Trustee, the Master Servicer and the Depositor were each a party to this Agreement, and the Trustee, the Master Servicer and the Depositor each shall have the same rights and remedies to enforce the provisions of this Agreement as if it were a party to this Agreement. The Servicer shall only take directions from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Trustee, the Master Servicer and the Depositor hereunder (other than the right to indemnification and the indemnification obligations, as applicable) shall

                                 Schedule A-12
     terminate upon termination of the Trust Fund pursuant to the Pooling Agreement.

     (oo) Exhibit B is hereby amended by replacing the words "Wachovia Bank, National Association" in paragraph (3) with the words "Trustee of Luminent Mortgage Trust 2006-7".

     (pp) Exhibit C is hereby amended by replacing the words "Wachovia Bank, National Association" with the words "Trustee of Luminent Mortgage Trust 2006-7".

     (qq) Exhibit D is hereby amended by replacing the words "Wachovia Bank, National Association" with the words "Trustee of Luminent Mortgage Trust 2006-7".

     (rr) Exhibit E is hereby amended by replacing the words "Wachovia Bank, National Association" with the words "Trustee of Luminent Mortgage Trust 2006-7".

     (ss) Exhibit F is hereby amended by replacing the words "Wachovia Bank, National Association" with the words "Trustee of Luminent Mortgage Trust 2006-7".

     (tt) Exhibit G-1 is hereby amended as follows:

          (i) by replacing the address block at the top of the first page with the following:

                          Maia Mortgage Finance Statutory Trust
                          101 California St., 13th Floor
                          San Francisco, California 94111;

          (ii) by replacing the name "David  Tinkler" with  "Christopher  Zyda";
     and

          (iii) by replacing the words "Wachovia Bank, National Association" with the words "Trustee of Luminent Mortgage Trust 2006-7".

     (uu) Exhibit J is hereby deleted in its entirety and marked "Reserved".

     (vv) Exhibit M to the Master Agreement (Form of Officer's Certificate) is deleted in its entirety and is replaced by Exhibit A (Form of Annual Certification) of the Agreement (Compliance with Regulation AB) attached as Exhibit A-2 hereto.

     (ww) Exhibit N to the Master Agreement (Nat City Monthly Data Reports) is deleted in its entirety and is replaced with Exhibit One hereto (The Form of Periodic Reports to Purchaser).

     (xx) Exhibit Two attached hereto ("Special Foreclosure Rights Section") is hereby attached to the Master Agreement as Exhibit O.

     (yy) The agreement attached hereto as Exhibit A-3 ("Compliance with Regulation AB") is hereby amended as follows:

                                 Schedule A-13

          (i) Section 1.02 (Additional Representations and Warranties of the Company) is hereby amended by adding the words "but in any case within five Business Days" to the first sentence of subsection (b) after the words "as soon as practicable".

          (ii) Section 1.03 (Information to be Provided by the Company) is hereby amended as follows:

               (A) by adding the words "but in any case within five Business Days" to the first sentence of the first paragraph after the words "as promptly as practicable";

               (B) by removing the words "paragraphs (a), (b), (c) and (f)" in the middle of the first paragraph and replacing them with the following: "paragraphs (a), (b), (c), (f) and (g)";

               (C) by deleting subsections (d) and (e) in their entirety and replacing them with the following:

               "(d) For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of
               (A) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

               (e) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or
               (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser, any Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment,
               (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation

                                 Schedule A-14
               under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

               (D) by deleting the text following "other provisions of this Agreement," in subsection (f) and replacing such text with the following:

                    "not  later  than ten days  prior  to the  deadline  for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

                    (i) any  material  modifications,  extensions  or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                    (ii)  material  breaches  of pool asset  representations  or
               warranties  or  transaction   covenants   (Item   1121(a)(12)  of
               Regulation AB); and

                    (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria as it relates to an addition or substitution (Item 1121(a)(14) of Regulation AB)."

               (E) by adding a new subsection (g) to read as follows:

                    "(g) The Company shall provide to the Purchaser,  any Master
               Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder as may be reasonably requested by the Purchaser, any Master Servicer or any Depositor."

          (iii) Section 1.04 (Company Compliance Statement) is hereby amended by adding the following after each reference to the "Purchaser": ", any Master Servicer".

          (iv) Section 1.05 (Report on Assessment of Compliance and Attestation) is hereby amended as follows:

                                 Schedule A-15

               (A) the text of paragraph (a)(i) is hereby amended to read as follows "deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, any Master Servicer and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, the Master Servicer and such Depositor and signed by an authorized officer of the Company, and shall address each of the Applicable Servicing Criteria specified on Exhibit B hereto."

               (B) by adding the following language after the word "deliver" at the beginning of subsection (a)(iv): "and, if applicable, cause each Subservicer and Subcontractor described in clause (iii) to provide" and

               (C)  by  adding  the  following   language  after  the  words  "a
          certification" in subsection (a)(iv): ", signed by the appropriate officer of the Company,".

               (D) by adding ", any Master Servicer" following "the Purchaser" in subsections (a)(ii)-(iv).

          (v) Section 1.06 (Use of Subservicers and Subcontractors) is hereby amended as follows:

               (A) by removing the words "1.03(c) and (e)" in subsection (a) with the following: "1.03(c), (e), (f) and (g)".

               (B)  by  adding  the  following   after  each  reference  to  the
          "Purchaser": ", the Master Servicer".


     (vi) Section 1.07 (Indemnification; Remedies) is hereby amended as follows:

               (A) by adding the words "(including, but not limited to, any Master Servicer) after the words "each Person" in the third line of the first paragraph of subsection (a).

               (B) by adding the words ", except to the extent  provided  for in
          Section 1.07(a)(iv) below" immediately after the words "based upon" in subsection (a).


               (C) by adding the words "breach by the Company of its obligations under this Agreement, including particularly any" after the word "any" at the beginning of subsection (a)(ii).

               (D) by inserting the following paragraph immediately prior to the final paragraph of subsection (a):

                                 Schedule A-16

               "If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other."

                    (E) by adding as the final paragraph of subsection (a):

                    "This  indemnification shall survive the termination of this
               Agreement or the termination of any party to this Agreement."

                    (F) by replacing subsection (b)(iii) with the following:

          "The Indemnified Party shall have the right to participate and assist in, but not control, the defense of such claim and employ separate counsel in any action or claim at the expense of the Indemnified Party (i.e. at its own expense), provided that, if the interests of the Company and the Indemnified Party diverge, the Indemnified Party shall be entitled to separate counsel at the Company's reasonable expense."

                    (G) by  adding  a new  subsection  (e) to  Section  1.07  as follows:

                    "(e)  (i)  Any  material   failure  by  the   Company,   any
               Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Agreement, or any material breach by the Company of a representation or warranty set forth in Section 1.02(a) or in a writing furnished pursuant to Section 1.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 1.02(b) to the extent made as of a date subsequent to such closing date, which continues unremedied for ten calendar days after the Company receives written notice of such failure or breach, shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                    (ii) Any material failure by the Company, any Subservicer or
               any   Subcontractor   to   deliver   any   information,   report,

                                 Schedule A-17
               certification  or accountants'  letter when and as required under
               Section 1.04 or 1.05, including any material failure by the Company to identify pursuant to Section 1.06(b) any Subcontractor "participating in the servicing function" within the meaning of
               Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the Company receives written notice from the Master Servicer or any Depositor of such failure to deliver such information, report, certification or accountants' letter, shall constitute an Event of Default (notwithstanding any other provision in this Agreement or any Reconstitution Agreement to the contrary) with respect to the Company under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Company (except to the extent provided for in Section 1.07(e)(iv) below); provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

                    (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                    (iv) In the event the Company is terminated pursuant to this
               Section 1.07, the Purchaser hereby agrees to pay the Company any accrued and outstanding servicing fees owing to the Company to the date of such termination and to cause the successor servicer to agree to reimburse the Company for any servicing advances that the Company actually made as servicer pursuant to this Agreement which the successor recovers form the related Mortgagor."

                    (vii) A new Section 1.09 is added as follows:

                    Section 1.09. Third Party Beneficiary.  For purposes of this
               Agreement and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.

               (viii)  Section  1.09  (Defined   Terms)  is  hereby  amended  by
          renumbering such section as "Section 1.10" and by adding the following definition after the definition of "Exchange Act":

                                 Schedule A-18

                    Master   Servicer:   With  respect  to  any   Securitization
                    Transaction, the "master servicer," if any, identified in the related transaction documents.

          (ix) Exhibit B is hereby amended by:

               (A) replacing "[the Company] [Name of Subservicer]" in the introductory paragraph with "the Servicer".

               (B) deleting "X" under the Applicable Servicing Criteria column in the box corresponding to row 1122(d)(1)(iii).

               (C) deleting the signature block found at the end of the exhibit.












                                 Schedule A-19

                            EXHIBIT ONE TO SCHEDULE A

                                    EXHIBIT N

                      Form of Periodic Reports to Purchaser

                                                                       Exhibit N

Standard File Layout - Master Servicing

--------------------------------------- ------------------------------------------------------------------------- ------------ -----
    Column Name                                    Description                     Decimal       Format Comment         Max Size
------------------------------------------------------------------- ------------ -------------------------------------- ------------
SER_INVESTOR_NBR          A value assigned by the Servicer to define a                           Text up to 10 digits      20
                          a group of loans.
--------------------------------------------------------------------------------------------------- ------------ -------------------
LOAN_NBR                  A unique identifier assigned to each loan by the                       Text up to 10 digits      10
                          investor.
------------------------------------------------------------------- ------------ -------------------------------------- ------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the Servicer.                    Text up to 10 digits      10
                          this may be different than the LOAN_NBR.
--------------------------------------------------------------------------------------------------- ------------ -------------------
BORROWER_NAME             The borrower name as received in the file.  It is not                  Maximum length of 30      30
                          separated by first and last name.                                      (Last, First)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled interest         2           No commas(,) or dollar    11
                          payment that borrower is expected to pay, P&I constant.                signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
NOTE_INT_RATE             The loan interest rate as reported by the Servicer.        4           Max length of 6           6
--------------------------------------------------------------------------------------------------- ------------ -------------------
NET_INT_RATE              The loan gross interest rate less the service fee rate     4           Max length of 6           6
                          as reported by the Servicer.
--------------------------------------------------------------------------------------------------- ------------ -------------------
SERV_FEE_RATE             The servicer's fee rate for a loan as reported by the      4           Max length of 6           6
                          Servicer.
--------------------------------------------------------------------------------------------------- ------------ -------------------
SERV_FEE_AMT              The servicer's fee amount for a loan as reported by the    2           No commas(,) or dollar    11
                          Sericer.                                                               signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
NEW_PAY_AMT               The new loan payment amount as reported by the Servicer.   2           No commas(,) or dollar    11
                                                                                                 signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
NEW_LOAN_RATE             The new loan rate as reported by the Servicer.             4           Max length of 6           6
--------------------------------------------------------------------------------------------------- ------------ -------------------
ARM_INDEX_RATE            The index the Servicer is using to calculate a forecasted  4           Max length of 6           6
                          rate.
--------------------------------------------------------------------------------------------------- ------------ -------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance at the beginning   2           No commas(,) or dollar    11
                          of the processing cycle.                                               signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
ACTL_END_PRIN_BAL         The borrower's actual principal balance at the end of      2           No commas(,) or dollar    11
                          the processing cycle.                                                  signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle that the borrower's            MM/DD/YYYY                10
                          next payment is due to the Servicer, as reported by Servicer.
--------------------------------------------------------------------------------------------------- ------------ -------------------
SERV_CURT_AMT_1           The first curtailment amount to be applied.                2           No commas(,) or dollar    11
                                                                                                 signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SERV_CURT_DATE_1          The curtailment date associated with the first curtailment             MM/DD/YYYY                10
                          amount.
--------------------------------------------------------------------------------------------------- ------------ -------------------
CURT_ADJ_AMT_1            The curtailment interest on the first curtailment          2           No commas(,) or dollar    11
                          amount, if applicable.                                                 signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SERV_CURT_AMT_2           The second curtailment amount to be applied.               2           No commas(,) or dollar    11
                                                                                                 signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SERV_CURT_DATE_2          The curtailment date associated with the second curtailment            MM/DD/YYYY                10
                          amount.
--------------------------------------------------------------------------------------------------- ------------ -------------------
CURT_ADJ_AMT_2            The curtailment interest on the second curtailment         2           No commas(,) or dollar    11
                          amount, if applicable.                                                 signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------

                                          Schedule A-20

--------------------------------------- ------------------------------------------------------------------------- ------------ -----
    Column Name                                    Description                     Decimal       Format Comment         Max Size
------------------------------------------------------------------- ------------ -------------------------------------- ------------
SERV_CURT_AMT_3           The third curtailment amount to be applied.                2           No commas(,) or dollar    11
                                                                                                 signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SERV_CURT_DATE_3          The curtailment date associated with the third curtailment             MM/DD/YYYY                10
                          amount.
--------------------------------------------------------------------------------------------------- ------------ -------------------
CURT_ADJ_AMT_3            The curtailment interest on the third curtailment amount,  2           No commas(,) or dollar    11
                          if applicable.                                                         signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
PIF_AMT                   The loan "paid in full" amount as reported by the          2           No commas(,) or dollar    11
                          Servicer.                                                              signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
PIF_DATE                  The paid in full date as reported by the Servicer.                     MM/DD/YYYY                10
--------------------------------------------------------------------------------------------------- ------------ -------------------
ACTION_CODE               The standard FNMA numeric code used to indicate the                    Action Code Key;          2
                          default/delinquent status of a particular loan.                        15=Bankruptcy
                                                                                                 30=Foreclosure, 60=PIF,
                                                                                                 63=Substitution, 65=Repurchase,
                                                                                                 70=REO
--------------------------------------------------------------------------------------------------- ------------ -------------------
INT_ADJ_AMT               The amount of the interest adjustment as reported by       2           No commas(,) or dollar    11
                          the Servicer.                                                          signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount, if applicable.   2           No commas(,) or dollar    11
                                                                                                 signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if applicable.            2           No commas(,) or dollar    11
                                                                                                 signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a loss, if           2           No commas(,) or dollar    11
                          applicable.                                                            signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal amount due at the      2           No commas(,) or dollar    11
                          beginning of the cycle date to be passed through to investors.         signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to investors at        2           No commas(,) or dollar    11
                          the end of a processing cycle.                                         signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
SCHED_PRIN_AMT            The scheduled principal amount as reported by the Servicer 2           No commas(,) or dollar    11
                          for the current cycle -- only applicable for Scheduled/Scheduled       signs ($)
                          Loans.
--------------------------------------------------------------------------------------------------- ------------ -------------------
SCHED_NET_INT             The scheduled gross interest amount less the service fee   2           No commas(,) or dollar    11
                          amount for the current cycle as reported by the Servicer               signs ($)
                          -- only applicable for Scheduled/Scheduled Loans.
--------------------------------------------------------------------------------------------------- ------------ -------------------
ACTL_PRIN_AMT             The actual principal amount collected by the Servicer for  2           No commas(,) or dollar    11
                          the current reporting cycle -- only applicable for                     signs ($)
                          Actual/Actual Loans.
--------------------------------------------------------------------------------------------------- ------------ -------------------
ACTL_NET_INT              The actual gross interest amount less the service fee      2           No commas(,) or dollar    11
                          amount for the current reporting cycle as reported by                  signs ($)
                          the Servicer -- only applicable
                          for Actual/Actual Loans.
--------------------------------------------------------------------------------------------------- ------------ -------------------
PREPAY_PENALTY_AMT        The penalty amount received when a borrower prepays on     2           No commas(,) or dollar    11
                          his loan as reported by the Servicer.                                  signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
PREPAY_PENALTY_WAIVED     The prepayment penalty amount for the loan waived by the   2           No commas(,) or dollar    11
                          servicer.                                                              signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------
MOD_DATE                  The Effective Payment Date of the Modification for the                 MM/DD/YYYY                10
                          loan.
--------------------------------------------------------------------------------------------------- ------------ -------------------
MOD_TYPE                  The Modification Type.                                                 Varchar - value can be    30
                                                                                                 alpha or numeric
--------------------------------------------------------------------------------------------------- ------------ -------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and interest advances    2           No commas(,) or dollar    11
                          made by Servicer.                                                      signs ($)
--------------------------------------------------------------------------------------------------- ------------ -------------------


                                                              Schedule A-21


Exhibit P:  Standard File Layout - Delinquency Reporting

------------------------------- -------------------------------------------------------------------- ------------ ------------------
     Column/Header Name                             Description                                     Decimal       Format Comment
------------------------------- -------------------------------------------------------------------- ------------ ------------------
SERVICER_LOAN_NBR               A unique number assigned to a loan by the Servicer.
                                This may be different than the LOAN_NBR
------------------------------- -------------------------------------------------------------------- ------------ ------------------
LOAN_NBR                        A unique identifier assigned to each loan by the originator.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
CLIENT_NBR                      Servicer Client Number
------------------------------- -------------------------------------------------------------------- ------------ ------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
BORROWER_LAST-NAME              Last name of the borrower.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
PROP_ADDRESS                    Street Name and Number of Property
------------------------------- -------------------------------------------------------------------- ------------ ------------------
PROP_STATE                      The state where the property located.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
PROP_ZIP                        Zip code where the property is located.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment is due to the servicer                    MM/DD/YYYY
                                at the end of processing cycle, as reported by Servicer.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
------------------------------- -------------------------------------------------------------------- ------------ ------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was filed.                                    MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy was filed.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to the bankruptcy filing.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy has been approved by the                    MM/DD/YYYY
                                courts
------------------------------- -------------------------------------------------------------------- ------------ ------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From Bankruptcy.  Either by                             MM/DD/YYYY
                                Dismissal, Discharged and/or a Motion For Relief Was Granted.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved By the Servicer                            MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------- -------------------------------------------------------------------- ------------ ------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is Scheduled To End/Close                         MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually Completed                                   MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the servicer with instructions                   MM/DD/YYYY
                                to begin foreclosure proceedings.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to Pursue Foreclosure                             MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in a Foreclosure Action                     MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is expected to occur.                           MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                                             MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the foreclosure sale.                   2          No commas(,) or
                                                                                                                     dollar signs($)
------------------------------- -------------------------------------------------------------------- ------------ ------------------
EVICTION_START_DATE             The date the servicer initiates eviction of the borrower.                             MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal possession of the property from                      MM/DD/YYYY
                                the borrower.
------------------------------- -------------------------------------------------------------------- ------------ ------------------
LIST_PRICE                      The price at which an REO property is marketed.                           2         No commas(,) or
                                                                                                                    dollar signs ($)
------------------------------- -------------------------------------------------------------------- ------------ ------------------
LIST_DATE                       The date an REO property is listed at a particular price.                           MM/DD/YYYY
------------------------------- -------------------------------------------------------------------- ------------ ------------------

                                                          Schedule A-22


------------------------------- -------------------------------------------------------------------- ------------ ------------------
     Column/Header Name                             Description                                     Decimal       Format Comment
------------------------------- -------------------------------------------------------------------- ------------ ------------------
OFFER_AMT                        The dollar value of an offer for an REO property.                         2      No commas(,) or
                                                                                                                  dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
OFFER_DATE_TIME                  The date an offer is received by DA Admin or by the Servicer.                     MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to close.                      MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                                           MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
OCCUPANT_CODE                    Classification of how the property is occupied.
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
PROP_CONDITION_CODE              A code that indicates the condition of the property.
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
PROP_INSPECTION_DATE             The date a property inspection is performed.                                      MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
APPRAISAL_DATE                   The date the appraisal was done.                                                  MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
CURR_PROP_VAL                    The current "as is" value of the property based on brokers price          2
                                 opinion or appraisal.
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
REPAIRED_PROP_VAL                The amount the property would be worth if repairs are completed           2
                                 pursuant to a broker's price opinion or appraisal.
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
If applicable:
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
DELINQ_REASON_CODE               The circumstances which caused a borrower to stop paying on a loan.  Code indicates the reason why the loan is in default for this cycle.
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With Mortgage Insurance                    MM/DD/YYYY
                                 Company.
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                                           No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim Payment                            MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim                           2        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                                   MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company                         2        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By The Pool Insurer                MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company                            2        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                                           MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                                          2        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                                            MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                                           2        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                                           MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                                          2        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                                            MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                                           2        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
VA_CLAIM_FILED-DATE              Date VA Claim Was Filed With the Veterans Admin                                    MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
VA_CLAIM_PAID_DATE               Date Veterans Admin.  Disbursed VA Claim Payment                                   MM/DD/YYYY
-------------------------------- -------------------------------------------------------------------- ------------ -----------------
VA_CLAIM_PAID_AMT                Amount Veterans Admin.  Paid on VA Claim                                  2        No commas(,) or
                                                                                                                    dollar signs ($)
-------------------------------- -------------------------------------------------------------------- ------------ -----------------


                                                  Schedule A-23

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

o    ASUM-           Approved Assumption
o    BAP-            Borrower Assistance Program
o    CO-             Charge Off
o    DIL-            Deed-in-Lieu
o    FFA-            Formal Forbearance Agreement
o    MOD-            Loan Modification
o    PRE-            Pre-Sale
o    SS-             Short Sale
o    MISC-           Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

o    Mortgagor
o    Tenant
o    Unknown
o    Vacant

The Property Condition field should show the last reported condition of the property as follows:

o    Damaged
o    Excellent
o    Fair
o    Gone
o    Good
o    Poor
o    Special Hazard
o    Unknown


                                 Schedule A-24

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

---------------------------------------- ----------------------------------------------------------
           Delinquency Code                               Delinquency Description
---------------------------------------- ----------------------------------------------------------
                  001                    FNMA-Death of principal mortgagor
---------------------------------------- ----------------------------------------------------------
                  002                    FNMA-Illness of principal mortgagor
---------------------------------------- ----------------------------------------------------------
                  003                    FNMA-Illness of mortgagor's family member
---------------------------------------- ----------------------------------------------------------
                  004                    FNMA-Death of mortgagor's family member
---------------------------------------- ----------------------------------------------------------
                  005                    FNMA-Marital difficulties
---------------------------------------- ----------------------------------------------------------
                  006                    FNMA-Curtailment of income
---------------------------------------- ----------------------------------------------------------
                  007                    FNMA-Excessive Obligation
---------------------------------------- ----------------------------------------------------------
                  008                    FNMA-Abandonment of property
---------------------------------------- ----------------------------------------------------------
                  009                    FNMA-Distant employee transfer
---------------------------------------- ----------------------------------------------------------
                  011                    FNMA-Property problem
---------------------------------------- ----------------------------------------------------------
                  012                    FNMA-Inability to sell property
---------------------------------------- ----------------------------------------------------------
                  013                    FNMA-Inability to rent property
---------------------------------------- ----------------------------------------------------------
                  014                    FNMA-Military Service
---------------------------------------- ----------------------------------------------------------
                  015                    FNMA-Other
---------------------------------------- ----------------------------------------------------------
                  016                    FNMA-Unemployment
---------------------------------------- ----------------------------------------------------------
                  017                    FNMA-Business failure
---------------------------------------- ----------------------------------------------------------
                  019                    FNMA-Casualty loss
---------------------------------------- ----------------------------------------------------------
                  022                    FNMA-Energy environment costs
---------------------------------------- ----------------------------------------------------------
                  023                    FNMA-Servicing problems
---------------------------------------- ----------------------------------------------------------
                  026                    FNMA-Payment adjustment
---------------------------------------- ----------------------------------------------------------
                  027                    FNMA-Payment dispute
---------------------------------------- ----------------------------------------------------------
                  029                    FNMA- Transfer of ownership pending
---------------------------------------- ----------------------------------------------------------
                  030                    FNMA-Fraud
---------------------------------------- ----------------------------------------------------------
                  031                    FNMA-Unable to contact borrower
---------------------------------------- ----------------------------------------------------------
                  INC                    FNMA-Incarceration
---------------------------------------- ----------------------------------------------------------


                                 Schedule A-25

The FNMA Delinquent Status Code field should show the Status of Default as follows:

---------------------------------------- ----------------------------------------------------------
              Status Code                                   Status Description
---------------------------------------- ----------------------------------------------------------
                  09                     Forbearance
---------------------------------------- ----------------------------------------------------------
                  17                     Pre-foreclosure Sale Closing Plan Accepted
---------------------------------------- ----------------------------------------------------------
                  24                     Government Seizure
---------------------------------------- ----------------------------------------------------------
                  26                     Refinance
---------------------------------------- ----------------------------------------------------------
                  27                     Assumption
---------------------------------------- ----------------------------------------------------------
                  28                     Modification
---------------------------------------- ----------------------------------------------------------
                  29                     Charge-Off
---------------------------------------- ----------------------------------------------------------
                  30                     Third Party Sale
---------------------------------------- ----------------------------------------------------------
                  31                     Probate
---------------------------------------- ----------------------------------------------------------
                  32                     Military Indulgence
---------------------------------------- ----------------------------------------------------------
                  43                     Foreclosure Started
---------------------------------------- ----------------------------------------------------------
                  44                     Deed-in-Lieu Started
---------------------------------------- ----------------------------------------------------------
                  49                     Assignment Completed
---------------------------------------- ----------------------------------------------------------
                  61                     Second Lien Considerations
---------------------------------------- ----------------------------------------------------------
                  62                     Veteran's Affairs-No Bid
---------------------------------------- ----------------------------------------------------------
                  63                     Veteran's Affairs-Refund
---------------------------------------- ----------------------------------------------------------
                  64                     Veteran's Affairs-Buydown
---------------------------------------- ----------------------------------------------------------
                  65                     Chapter 7 Bankruptcy
---------------------------------------- ----------------------------------------------------------
                  66                     Chapter 11 Bankruptcy
---------------------------------------- ----------------------------------------------------------
                  67                     Chapter 13 Bankruptcy
---------------------------------------- ----------------------------------------------------------



                                 Schedule A-26

Exhibit N:  Calculation of Realized Loss/Gain Form 332-Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and/or resolution of any disputed items.

(i) The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. Required documentation:

o For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

o For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

o    Other expenses - copies of corporate advance history showing all payments

o    REO repairs> $1500 require explanation

o    REO repairs >$3000 require evidence of at least 2 bids.

o Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

o    Unusual or extraordinary items may require further documentation.

13.  The total of lines 1 through 12.

(ii) Credits:

14-21. Complete as applicable. Required documentation:

                                 Schedule A-27

o Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

o    Letter of Proceeds Breakdown.

o    Copy of EOB for any MI or gov't guarantee

o    All other credits need to be clearly defined on the 332 form

22.  The total of lines 14 through 21.

     Please Note: For HUD/VA loans,  use line (18a) for Part A/Initial  proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized show the amount in parenthesis ( ).














                                 Schedule A-28

Calculation of Realized Loss/Gain Form 332

         Prepared by:                                Date:  ___________________
         Phone:                                Email Address:___________________

-----------------------     --------------------       -----------------------
Servicer Loan No.            Servicer Name              Servicer Address
-----------------------     --------------------       ------------------------

         WELLS FARGO BANK, N.A.  Loan No._______________________________

         Borrower's Name:_______________________________________________
         Property Address:______________________________________________

         Liquidation Type: REO Sale 3rd Party Sale      Short Sale    Charge Off

         Was this loan granted a Bankruptcy deficiency or cramdown     Yes   No
         If "Yes", provide deficiency or cram down amount

Liquidation and Acquisition Expenses:

(1) Actual Unpaid Principal Balance of Mortgage Loan                             $_____________(1)
(2) Interest accrued at Net Rate                                                  _____________(2)
(3) Accrued Servicing Fees                                                        _____________(3)
(4) Attorney's Fees                                                               ____________ (4)
(5) Taxes (see page 2)                                                            ____________ (5)
(6) Property Maintenance                                                          ____________ (6)
(7) MI/Hazard Insurance Premiums (see page 2)                                     ____________ (7)
(8) Utility Expenses                                                              ____________ (8)
(9) Appraisal/BPO                                                                 ____________ (9)
(10) Property Inspections                                                         ____________ (10)
(11)FC Costs/Other Legal Expenses                                                 ____________ (11)
(12) Other (itemize)                                                              ____________ (12)
         Cash for Keys                                                            ____________ (12)
         HOA/Condo Fees                                                           ____________ (12)
         _____________________                                                    ____________ (12)

         Total Expenses                                                          $____________ (13)

Credits:
(14) Escrow Balance                                                              $____________ (14)
(15)HIP Refund                                                                    ____________ (15)
(16) Rental Receipts                                                              ____________ (16)
(17)Hazard Loss Proceeds                                                          ____________ (17)
(18) Primary Mortgage Insurance/Gov't Insurance HUD Part A                        ____________(18a)

                                 Schedule A-29


HUD Part B                                                                        ____________(18b)
(19) Pool Insurance Proceeds                                                      ____________ (19)
(20) Proceeds from Sale of Acquired Property                                      ____________ (20)
(21) Other (itemize)                                                              ____________ (21)
_________________________________________

         Total Credits                                                           $____________ (22)
Total Realized Loss (or Amount of Gain)                                          $____________ (23)













                                 Schedule A-30

                           Escrow Disbursement Detail

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
      Type            Date Paid        Period of       Total Paid         Base           Penalties        Interest
   (Tax/Ins.)                          Coverage                          Amount
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------










                                 Schedule A-31

                            EXHIBIT TWO TO SCHEDULE A

                                    EXHIBIT O

                       Special Foreclosure Rights Section

     For purposes of this Exhibit O, the term "Subordinate Holder" shall mean the entity that holds a majority interest in the most subordinated class of securities issued in the securitization outstanding from time to time.

     (a) Prior to taking action with respect to any delinquent Mortgage Loan that is more than 60 days delinquent, the Servicer shall notify both the Master Servicer and the Subordinate Holder of its proposed course of action, but it shall not take such action unless the Subordinate Holder does not, within a five-Business Day period, affirmatively object to such action.

     (b) If the Subordinate Holder timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to section (b) above, then the Subordinate Holder shall instruct the Master Servicer in writing (with a copy to the Servicer) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Subordinate Holder objection. The Subordinate Holder shall be obligated to provide the Master Servicer with contact information for no less than five local appraisal firms within three Business Days of receiving the affirmative objection of the Subordinate Holder. All costs relating to the computation of the Fair Value Prices shall be for the account of the Subordinate Holder and shall be paid by the Subordinate Holder at the time that such Mortgage Loan is purchased by the Subordinate Holder.

          (i) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Subordinate Holder shall, no later than five Business after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

          (ii) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in paragraph (iii) above, then:

               (1) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such

                                 Schedule A-32

          Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (2) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (3) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-days period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Subordinate Holder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (4) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Subordinate Holder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Subordinate Holder the positive difference between the purchase price actually paid by the Subordinate Holder, and the recalculated purchase price.

     (c) Notwithstanding anything herein to the contrary, the Subordinate Holder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan at the purchase price set forth above within the timeframe set forth above following the Subordinate Holder's objection to an action of the Servicer, and the Servicer shall provide the Master Servicer written notice of such failure.

     (d) Any notice, confirmation, instruction or objection pursuant to paragraph (a) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Subordinate Holder may agree to from time to time.

                                 Schedule A-33

     (f) For the avoidance of doubt, the Subordinate Holder's rights set forth in this Addendum are intended to provide the Subordinate Holder, for so long as it has not forfeited its right under paragraph (c) hereof as set forth in paragraph (b) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

     (g) To the extent that the Subordinate Holder purchases any Mortgage Loan pursuant to this Addendum, the Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Subordinate Holder will have no duty or responsibility to service any such Mortgage Loan and that the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan.

     (h) In the event that the Subordinate Holder purchases any Mortgage Loan pursuant to this Addendum, the Servicer and the Subordinate Holder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Subordinate Holder.

     (i) The Master Servicer shall promptly deliver any written notices that it receives under this Addendum to the Subordinate Holder.